CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

SECURITAS EDGAR FILINGS, INC.

A Nevada Corporation

$50,000

This offering is being made by Securitas EDGAR Filings, Inc., a Nevada corporation.  We are offering for sale 1,000,000 shares of our common stock, $.001 par value per share, at $.05 per share (“Shares”).  The offering is made in reliance upon an exemption from registration under the federal securities laws provided by Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC” or the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act” or the “1933 Act”).  There is currently no public market for our common stock.

We expect the offering to commence on the date of this memorandum set forth below.  The offering will terminate upon the earlier of (i) the sale of 1,000,000 shares of our common stock or (ii) September 30, 2009, unless terminated earlier, or extended for an additional ninety (90) days, in our sole discretion.  The shares will be offered on a “best efforts,” no minimum basis.  There is no firm commitment by any person to purchase or sell the shares of common stock offered herein.  The minimum investment is 15,000 shares, or $750.00, although we may, in our sole discretion, accept subscriptions for a lesser amount.  We reserve the right to reject orders for the purchase of shares in whole or in part, and if a subscription is rejected the subscriber’s funds will be returned without interest the next business day after rejection.  The proceeds from the sale will be payable to us in cash.  Upon receipt and acceptance of a subscription, the proceeds will be immediately deposited in a bank account of ours to be used as specified herein.

THE SECURITIES OFFERED HEREIN INVOLVE A HIGH DEGREE OF RISK.  SEE “RISK FACTORS”.

	Sales Proceeds	Sales Commissions (1)	Proceeds to the Company (2)
Per share of common stock	$.05	$0.00	$.05
Total offering	$50,000	$0.00	$50,000

(1)

The shares of common stock are being offered by members of our management team on a “best efforts,” no minimum basis.  No commissions or similar compensation will be paid to the members of our management team or to broker-dealers in connection with the sale of our common stock in this offering.

(2)

Before deducting certain expenses incurred in connection with the offering, including but not limited to, legal fees, accounting fees, printing costs and state and federal filing fees, if any.  We estimate that these expenses will not exceed $5,000.

i

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC” OR “COMMISSION”) NOR ANY STATE SECURITIES ADMINISTRATOR HAS APPROVED OR DISAPPROVED THE SECURITIES OFFERED HEREIN NOR HAS THE COMMISSION OR ANY STATE SECURITIES ADMINISTRATOR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES CONTAINED IN THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE SECURITIES OFFERED HEREIN.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION UNDER SUCH LAWS.  SUCH EXEMPTIONS IMPOSE SUBSTANTIAL RESTRICTIONS ON THE SUBSEQUENT TRANSFER OF SECURITIES SUCH THAT AN INVESTOR HEREIN MAY NOT SUBSEQUENTLY RESELL THE SECURITIES OFFERED HEREIN UNLESS THE SECURITIES ARE SUBSEQUENTLY REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  SEE “RISK FACTORS,” “SUITABILITY STANDARDS” AND “PLACEMENT OF THE OFFERING.”

THE DATE OF THIS OFFERING MEMORANDUM IS MARCH 1, 2009.

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ii

CONDITIONS AND DISCLAIMERS

THE FOLLOWING STATEMENTS CONTAIN CONDITIONS IMPOSED UPON THE OFFERING OF SECURITIES HEREIN AND DISCLAIMERS REGARDING INFORMATION CONTAINED ELSEWHERE IN THIS MEMORANDUM, WHICH CONDITIONS AND DISCLAIMERS APPLY GENERALLY TO ALL REPRESENTATIONS AND STATEMENTS MADE IN THIS MEMORANDUM OR OTHERWISE.  PROSPECTIVE SUBSCRIBERS ARE URGED TO REVIEW THE FOLLOWING CONDITIONS AND DISCLAIMERS CLOSELY AND TO DIRECT ANY QUESTIONS REGARDING THE SAME TO US OR TO HIS OR HER PERSONAL ADVISOR.  ALL STATEMENTS, REPRESENTATIONS OR OTHER INFORMATION CONTAINED IN THIS MEMORANDUM OR OTHERWISE PROVIDED TO PROSPECTIVE SUBSCRIBERS ARE QUALIFIED IN THEIR ENTIRETY BY THE FOLLOWING CONDITIONS AND DISCLAIMERS.

THE SECURITIES DESCRIBED IN THIS MEMORANDUM HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, IN RELIANCE UPON THE EXEMPTIONS SPECIFIED IN SAID ACT, NOR HAVE THESE SECURITIES BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION SPECIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND REGULATIONS.

A SUBSCRIBER MUST BEAR THE ECONOMIC RISK OF INVESTMENT IN THE SECURITIES OFFERED HEREIN.  BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SEC OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, THE SHARES ISSUABLE HEREUNDER MAY NOT BE RESOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER FEDERAL AND APPLICABLE STATE LAW OR AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.  SEE “RISK FACTORS.”

THIS OFFERING IS DIRECTED TO ACCREDITED INVESTORS AND UP TO 35 NON-ACCREDITED INVESTORS.  SEE “SUBSCRIBER SUITABILITY STANDARDS.”

DELIVERY OF THIS MEMORANDUM TO ANYONE OTHER THAN A DESIGNATED OFFEREE OR INDIVIDUALS RETAINED BY THE OFFEREE TO ADVISE HIM OR HER WITH RESPECT TO THIS OFFERING IS UNAUTHORIZED AND MAY CONSTITUTE A VIOLATION OF FEDERAL AND STATE SECURITIES LAWS.  ANY REPRODUCTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR ANY DISCLOSURE OF ITS CONTENTS, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED.

EXCEPT AS OTHERWISE INDICATED, THIS MEMORANDUM SPEAKS AS OF ITS DATE OF ISSUE.  NEITHER THE DELIVERY HEREOF, NOR ANY SALE MADE HEREUNDER, SHALL CREATE AN IMPLICATION THAT OUR AFFAIRS HAVE CONTINUED WITHOUT CHANGE SINCE SUCH DATE.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREIN IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL OR UNAUTHORIZED.

EXCEPT AS SET FORTH ABOVE, NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, OTHER THAN THOSE WHICH MAY BE CONTAINED HEREIN.  IF MADE, SUCH INFORMATION MUST NOT BE RELIED UPON.

NO STATEMENT CONTAINED HEREIN SHALL BE DEEMED TO MODIFY, SUPPLEMENT, OR CONSTRUE IN ANY WAY THE PROVISIONS OF ANY DOCUMENTS ATTACHED HERETO AS EXHIBITS OR LISTED HEREIN OR ANY OF THE LANGUAGE CONTAINED THEREIN.  ANY STATEMENT MADE HEREIN WITH RESPECT TO ANY SUCH DOCUMENT IS QUALIFIED BY REFERENCE TO THE TEXT OF SUCH DOCUMENT.

PROSPECTIVE SUBSCRIBERS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, BUSINESS, OR TAX ADVICE.  EACH PROSPECTIVE SUBSCRIBER SHOULD CONSULT HIS OWN ATTORNEY, BUSINESS ADVISER, OR TAX ADVISER CONCERNING LEGAL, BUSINESS, TAX, AND RELATED MATTERS RELATING TO THIS INVESTMENT.

THE SECURITIES ARE OFFERED SOLELY BY THIS MEMORANDUM AND ARE SUBJECT TO PRIOR SALE.  WE RESERVE THE RIGHT, IN OUR DISCRETION, TO WITHDRAW OR MODIFY THIS OFFERING WITHOUT PRIOR NOTICE OR TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOT TO ANY PROSPECTIVE SUBSCRIBER A LESSER NUMBER OF SHARES THAN SOUGHT TO BE PURCHASED BY SUCH SUBSCRIBER.

SUBSCRIPTION PROCEDURES

In order to subscribe for the shares of our common stock, each prospective investor is required to complete, execute and deliver the following documents:

1.

One copy of the investor Subscription Agreement (attached hereto as Exhibit A) and Registration Rights Agreement (attached hereto as Exhibit B); and

2.

A personal check, cashier’s check or money order made payable to Securitas EDGAR Filings, Inc.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This memorandum may be deemed to contain “forward-looking” statements.  We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and we are including this statement for the express purpose of availing ourselves of the protections of such safe harbor with respect to all of such forward-looking statements.  Examples of forward-looking statements include, but are not limited to (i) projections of revenues, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, capital structure and other financial items, (ii) statements of plans and objectives of ours or our management or Board of Directors, including the introduction of new products or services, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (iii) statements of future economic performance and (iv) statements of assumptions underlying other statements and statements about us or our business.

Our ability to predict projected results or to predict the effect of any legislation or other pending events on our operating results is inherently uncertain.  Therefore, we wish to caution each reader of the memorandum to carefully consider specific factors, including competition for products, services and technology; the uncertainty of developing or obtaining rights to new products, services or technologies that will be accepted by the market; the effects of government regulations and other factors discussed herein because such factors in some cases have affected; and in the future (together with other factors) could affect, our ability to achieve our projected results and may cause actual results to differ materially from those expressed herein.

SPECIAL STATE LEGENDS

FOR COLORADO RESIDENTS ONLY

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE COLORADO SECURITIES ACT OF 1981, AS AMENDED, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THIS OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND THE COLORADO SECURITIES ACT OF 1981, AS AMENDED, IF SUCH REGISTRATION IS REQUIRED.

FOR FLORIDA RESIDENTS ONLY

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE OFFICE OF FINANCIAL RELATION OR THE STATE OF FLORIDA; NOR HAS THE OFFICE OF FINANCIAL REGULATION OR THE STATE OF FLORIDA PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING.

FOR KENTUCKY RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE KENTUCKY REVISED STATUTE CHAPTER 292 SECURITIES ACT OF KENTUCKY SECURITIES ACT AND THE EXECUTIVE DIRECTOR OF THE OFFICE OF FINANCIAL INSTITUTIONS HAS NOT REVIEWED THE OFFERING OR OFFERING MEMORANDUM NOR PASSED ON OR ENDORSED THE MERITS OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

FOR NEW JERSEY RESIDENTS ONLY

THE PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE NEW JERSEY BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY PRIOR TO ITS ISSUANCE AND USE.  NEITHER THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY NOR THE BUREAU OF SECURITIES HAS PASSED ON OR ENDORSED THE MERITS OF THE MEMORANDUM (OR THE PRIVATE OFFERING CONTAINED HEREIN). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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TABLE OF CONTENTS

MEMORANDUM SUMMARY

1

SUITABILITY STANDARDS

2

RISK FACTORS

5

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

14

USE OF PROCEEDS

14

DIVIDEND POLICY

15

DILUTION

15

PROPERTY

20

LEGAL PROCEEDINGS

20

MANAGEMENT

20

EXECUTIVE COMPENSATION

20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

21

SHARES ELIGIBLE FOR FUTURE SALE

22

PLACEMENT OF THE OFFERING

22

LEGAL MATTERS

23

EXPERTS

23

ADDITIONAL INFORMATION

23

Exhibits

A

Subscription Documents

B

Registration Rights Agreement

C

Audited Financial Statements for the years ended December 31, 2007 and 2006; Unaudited Financial Statements for the nine months ended September 30, 2008.

v

MEMORANDUM SUMMARY

This summary highlights information contained elsewhere in this memorandum but might not contain all of the information that is important to you. Before investing in our common stock, you should read the entire memorandum carefully, including the “Risk Factors” section and our historical financial statements and the notes thereto attached as part of this memorandum.

For purposes of this memorandum, unless otherwise indicted or the context otherwise requires, all references herein to “Securitas Edgar Filings, Inc.,” “Securitas,” the “Company,” “we,” “us,” and “our” refer to Securitas EDGAR Filings, Inc., a Nevada corporation.

The Company

Securitas EDGAR Filings, Inc. was formed as a Nevada corporation on November 17, 2006. We are in the sole business of providing data conversion and transmission services to companies and individuals that are required, pursuant to federal securities laws, to electronically file annual and quarterly reports, prospectuses, registration statements, and other documents with the United States Securities and Exchange Commission (“SEC”) via the SEC’s Electronic Data Gathering And Retrieval system, (“EDGAR”).  The Company is a SEC registered Edgar Filing Agent.

EDGAR performs automated collection, validation, indexing, acceptance, and forwarding of submissions by companies and others who are required by law to file forms with the SEC. Its primary purpose is to increase the efficiency and fairness of the securities market for the benefit of investors, corporations, and the economy by accelerating the receipt, acceptance, dissemination, and analysis of time-sensitive corporate information filed with the agency.  This system requires participants or their filing agents to file disclosure information with the SEC in an electronic format rather than by traditional paper filing.  This electronic format, usually in HTML or ASCII, and now in XBRL, includes additional submission information and coding tags within the document for aid in the SEC’s analysis of the document and retrieval by the public. In short, EDGAR allows registrants to file, and the public to retrieve, disclosure information electronically.

Securitas converts client documents into an acceptable EDGAR format and transmits these converted documents with the SEC via secure telecommunication.  Emphasis on security, an efficient filing process, quality, and client satisfactions allows Securitas to offer value to SEC reporting companies and individuals.

Corporate Information

Securitas EDGAR Filings, Inc. was incorporated under the laws of the State of Nevada on November 17, 2006. Prior to the formation of Securitas, the business was operated within a Florida Limited Liability Company, where it was initially organized on October 31, 2005 as Xpedient Edgar Filings, LLC, and subsequently, on November 21, 2005, amended its Articles of Organization to change its name to Securitas Edgar Filings, LLC (“SEF LLC”).

For purposes of effecting a change of the Company’s classification from a limited liability company to a corporation and a change of the initial jurisdiction in which the Company was organized from Florida to Nevada, effective January 1, 2007 and pursuant to an Agreement and Plan of Merger, (“Merger Agreement”), SEF LLC and Securitas entered into a merger transaction, with Securitas the surviving entity. The transaction was intended to be treated as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

Our Chief Executive Officer, Principal Accounting Officer, President and Secretary has not been in bankruptcy, receivership or any similar proceeding.

Our principal executive offices are located at 35 Meadow Street, Suite 308, Brooklyn, NY 11206. The telephone number at our principal executive offices is (718) 386-0230 and our toll free number is (866) 956-8241. Our website address is www.securitasfilings.com or also at www.sfilings.com. Information on our web site is not part of this memorandum.

The Offering

Securities Offered:	1,000,000 shares of common stock at $.05 per share

Common Stock Outstanding:
Prior to the offering	11,899,205 shares
After the offering	12,899,205 shares
(Assuming the sale of all shares offered)

Use of Proceeds:

The net proceeds of the offering, estimated at $45,000 (after deducting an estimated $5,000 in offering expenses) are expected to be used for working capital. See the section entitled “Use of Proceeds.”

Risk Factors:

Purchase of the shares of common stock offered hereby involves substantial risks, including but not limited to, risks associated with the need for additional financing, a lack of profitability, our dependence upon key personnel and external competition, among others.  See “Risk Factors.”

No Market:	There is no market for our common stock and there can be no assurance that a market will develop.

SUITABILITY STANDARDS

An investment in our common stock is suitable only for persons who have sufficient financial means to afford a total loss of their investment (see “Risk Factors”) and who also have no need for liquidity with respect to their investment.  Additionally, we will impose certain standards which prospective investors must meet in order to invest.  These standards have been imposed to enable us to comply with our obligations under applicable federal and state securities laws.  It should be noted that these suitability standards are minimum requirements for prospective investors and satisfaction of these requirements does not necessarily mean that the shares of our common stock are a suitable investment for a prospective investor.

The Company must reasonably believe that each such investor has sufficient financial means to afford a total loss of his investment and either alone or with his purchaser representative, has such knowledge and experience in financial and business matters that he is capable of adequately evaluating the merits and risks of the investment. Further, each investor must acquire the Shares for his own account and not for the account of others, for investment purposes only and not with a view to, or for, resale distribution or fractionalization thereof.

The Shares may be sold to an unlimited number of so called “accredited investors” as defined in Rule 230.501 under Regulation D.

The shares may be sold to no more than 35 non-accredited investors.

Prospective subscribers should be aware that some states impose more restrictive suitability requirements for investments than are imposed above. In the event a subscriber is a resident of a state which imposes more restrictive suitability standards than those described, the subscriber will be required to satisfy the more restrictive standards or requirements.

For purposes hereof, an “accredited investor,” as defined under the Securities Act shall mean any person who comes within any of the following categories, or who we reasonably believe comes within any of the following categories, at the time of the sale of shares of our common stock to that person:

(i)

any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii)

any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(iii)

any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)

any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

(v)

any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase, exceeds $1,000,000;

(vi)

any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(vii)

any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act; and

(viii)

any entity in which all of the equity owners are accredited investors.

Each investor must acquire the shares of our common stock for his own account and not for the account of others, for investment purposes only and not with a view to, or for resale, distribution or fractionalization thereof.

Prior to our acceptance of any subscription, each prospective investor must represent, by completing and signing the Subscription Agreement attached hereto as Exhibit A and having his representative(s), if any, complete a Purchaser Representative Questionnaire that:

he understands that the shares of our common stock represent a speculative, high risk investment, and that he must bear the economic risk of that investment for an indefinite period of time because the shares have not been registered under the Act or applicable state blue sky or securities laws and that he therefore cannot sell his shares unless they are subsequently so registered or an exemption from registration is available, and that any transfer will require our approval;

(i)

he understands that the shares of our common stock will bear a restrictive legend prohibiting transfers thereof except in compliance with the provisions of the Subscription Agreement and applicable securities laws and will not be transferred of record except in compliance therewith;

(ii)

he is acquiring the shares of our common stock for investment solely for his own account and without any intention of reselling or distributing them;

(iii)

if the prospective investor is not a natural person, it was not organized or reorganized for the specific purpose of acquiring the shares of our common stock;

(iv)

we have, during the course of the offering and prior to the sale of the shares of our common stock, accorded him and his representatives, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information, to the extent we or our agent possess such information or could have acquired it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in this memorandum;

(v)

he, alone or in conjunction with his purchaser representative, if any, has substantial knowledge and experience in business and financial matters, and is an experienced and sophisticated investor fully capable of evaluating the risks and merits of the proposed investment in the shares of our common stock;

(vi)

considering his business and financial circumstances (including, but not limited to, health problems, unusual family responsibilities and requirements for current income) and all other factors, the prospective investor is able to bear the economic risk of an illiquid investment in the shares of our common stock, including the risk of loss of the entire amount of the prospective investor’s investment; and

(vii)

the information provided by the prospective investor in his Subscription Agreement and Purchaser Representative Questionnaire (if applicable) is true and accurate.

We may make or cause to be made such further inquiry and obtain such additional information as we deem appropriate with regard to the suitability of prospective investors.  We may reject subscriptions in whole or in part if, in our reasonable judgment, we deem such action to be in our best interest.  If this offering is oversubscribed, we will, in our sole discretion, determine which subscriptions will be accepted.

If any information or representation made by a prospective investor or others acting on his behalf mislead us as to the financial or other circumstances of such investor, and if, because of any error or misunderstanding as to such circumstances, a copy of this memorandum is delivered to any prospective investor, this memorandum must be returned to us immediately.  The suitability standards set forth herein may be altered or waived by us as to any particular investor or investors without notice of any kind.

THE SUITABILITY STANDARDS DISCUSSED ABOVE REPRESENT MINIMUM SUITABILITY STANDARDS FOR PROSPECTIVE INVESTORS. EACH PROSPECTIVE INVESTOR IS ENCOURAGED TO CONSULT WITH HIS LEGAL, TAX AND OTHER ADVISORS TO DETERMINE WHETHER AN INVESTMENT IN THE SHARES OF OUR COMMON STOCK IS APPROPRIATE IN HIS PARTICULAR CIRCUMSTANCES.

Prospective investors and purchaser representatives are urged to request any additional information they may consider necessary in making an informed investment decision.  We will make available to each prospective investor and his purchaser representative, if any, the opportunity to ask questions of, and receive answers from, us or a person acting on our behalf concerning the terms and conditions of this offering or any other relevant matters.  We will respond with any additional information necessary to verify the accuracy of the information set forth in this memorandum to the extent that we possess such information or can acquire it without unreasonable effort or expense.

RISK FACTORS

This memorandum contains forward-looking statements.  Actual results could differ materially from those projected in the forward-looking statements as a result of certain of the risk factors set forth below.  The Shares being offered hereby involve a high degree of risk Prospective investors should consider the following risk factors inherent in and affecting the business of the Company and an investment in the Shares.  Any of the following risks could adversely affect our business, financial condition and results of operations. We have incurred substantial losses from inception while realizing limited revenues and we may never generate substantial revenues or be profitable in the future.

RISKS RELATED TO OUR BUSINESS

WE NEED TO RAISE ADDITIONAL CAPITAL TO MEET OUR FUTURE BUSINESS REQUIREMENTS AND SUCH CAPITAL RAISING MAY BE COSTLY OR DIFFICULT TO OBTAIN AND COULD DILUTE CURRENT STOCKHOLDERS’ OWNERSHIP INTERESTS.

We are seeking to raise $50,000 at $.05 per share in this offering on a best efforts basis to implement our plan and meet our capital needs for the next 12 months of operations.  We will use the proceeds from this offering to pay for administrative, conversion software upgrades, website upgrades, search engine optimization and other marketing strategies for our business.  See the section entitled “Use Of Proceeds” for a description of the manner in which we plan to use proceeds from this offering.  At this time, we have not secured or identified any additional financing.  We do not have any firm commitments or other identified sources of additional capital from third parties or from our officer and director or from other shareholders.  There can be no assurance that additional capital will be available to us, or that, if available, it will be on terms satisfactory to us.  Any additional financing will involve dilution to our existing shareholders.  If we do not obtain additional capital on terms satisfactory to us, or at all, it may cause us to delay, curtail, scale back or forgo some or all of our business operations, which could have a material adverse effect on our business and financial results and investors would be at risk to lose all or a part of any investment in our Company.

UNCERTAINTY EXISTS AS TO WHETHER OUR BUSINESS WILL HAVE SUFFICIENT FUNDS OVER THE NEXT 12 MONTHS THEREBY MAKING AN INVESTMENT IN SECURITAS SPECULATIVE.

We require additional financing to market our EDGAR conversion and submission services until sufficient revenue can be generated for us to be self-sustaining. Our management projects that in order to effectively bring its services to market, that it will require approximately $15,000.00 over the next 12 months to cover costs involved in the marketing and advertising of our services.  In the event that we are unable to generate sufficient revenues through our marketing and advertising efforts, and before all of the funds now held by us and obtained by us through this offering are expended, an investment made in Securitas may become worthless.

WE ARE DEPENDENT UPON OUR CEO FOR HIS SERVICES AND ANY INTERRUPTION IN HIS ABILITY TO PROVIDE HIS SERVICES COULD CAUSE US TO CEASE OPERATIONS.

The loss of the services of our sole employee, Mr. Jeremy Pearman, our CEO, CFO, PAO, President, Secretary and Director, could have a material adverse effect on us.  We do not maintain any key man life insurance on Mr. Pearman.  The loss of Mr. Pearman’s services could cause investors to lose all or a part of their investment. Our future success will also depend on our ability to attract, retain and motivate other highly skilled employees. Competition for personnel in our industry is intense. We may not be able to retain our key employee or attract, assimilate or retain other highly qualified employees in the future. If we do not succeed in attracting new personnel or retaining and motivating our current personnel, our business will be adversely affected. In addition, the employment agreement with our key employee contains restrictive covenants that restrict his ability to compete against us or solicit our customers. These restrictive covenants, or some portion of these restrictive covenants, may be deemed to be against public policy and may not be fully enforceable. If these provisions are not enforceable, Mr. Pearman may be in a position to leave us and work for our competitors or start his own competing business. See "Business" and "Management" for detailed information on our key personnel.

OUR FUTURE SUCCESS WILL DEPEND ON OUR ABILITY TO INCREASE REVENUES.

We are in a highly fragmented market for the delivery of SEC EDGAR conversions and filings and face numerous risks and uncertainties in achieving increased revenues.  We launched our website, located at www.securitasfilings.com and www.sfilings.com, in October 2005. During this period, we have invested in EDGAR conversion software, a dedicated network, computer equipment, and brochures and other such marketing materials to enable us to carry out our business plan. These expenditures have resulted in operating losses. In order to be successful, we must increase our revenues from the sale of our services to corporations and individuals subject to the reporting and disclosure requirements imposed by the SEC. In order to increase our revenues, we must successfully:

•

create and successfully implement a marketing plan to attract corporations and individuals to our EDGAR conversion and transmission services;

•

increase traffic to our website by developing relationships with popular websites and providers of business and financial information;

•

convert online visitors to clients;

•

generate revenues through the sale of our services to current public companies, those seeking to become public and individuals who need our filing services;

•

attract, retain and motivate qualified personnel with SEC EDGAR conversion experience to serve in various capacities, including sales and marketing positions;

•

upgrade our conversion software to enhance our EDGAR conversion and transmission services;

•

respond effectively to competitive pressures from other providers of EDGAR conversion services;

•

keep abreast of the changes by the SEC regarding its EDGAR system, especially with the advent of Interactive Data Electronic Applications (IDEA) to phase out EDGAR;

If we are not successful in the execution of these strategies, our business, results of operations and financial condition will be materially adversely affected.

WE HAVE LOSSES WHICH WE EXPECT TO CONTINUE INTO THE FUTURE AND THERE IS NO ASSURANCE OUR FUTURE OPERATIONS WILL RESULT IN PROFITABLE REVENUES.  IF WE CANNOT GENERATE SUFFICIENT REVENUES TO OPERATE PROFITABLY OR WE ARE UNABLE TO RAISE ADDITIONAL FUNDS, WE MAY ENTER INTO A BUSINESS COMBINATION WHICH MAY ULTIMATELY DECREASE SHAREHOLDER VALUE OR CAUSE US TO CEASE OPERATIONS.

Our net loss from inception through September 30, 2008 is $31,477.   We expect to incur operating losses in future periods due to expenses associated with this offering, subsequent registration of the shares sold in this offering and current revenues and expenses.  We cannot be sure that we will be successful in generating revenues in the future and in the event we are unable to generate sufficient revenues or raise additional funds we will analyze all avenues of business opportunities.  Management may consider a merger, acquisition, joint venture, strategic alliance, a roll-up, or other business combination to increase business and potentially increase the liquidity of the Company.  Such a business combination may ultimately fail, decreasing the liquidity of the Company and shareholder value or cause us to cease operations, and investors would be at risk to lose all or part of their investment in us.

FUTURE ENHANCEMENTS TO THE ANALYSIS OF INFORMATION FILED WITH THE SEC VIA EDGAR MAY ERODE DEMAND FOR OUR SERVICES.

The SEC is considering requiring registrants to submit financial information using the eXtensible Business Reporting Language (XBRL) format as a method to enhance the analysis of information filed with the SEC via EDGAR. XBRL is an open electronic standard that provides a format for tagging financial information. XBRL allows users to extract, exchange, analyze and display financial information.   Our future success will depend on our ability to upgrade our conversion software to allow for XBRL conversion and filings and if we are unable to do so, our business, results of operations and financial condition would be materially adversely affected.

WE FACE INTENSE COMPETITION FROM OTHER PROVIDERS OF EDGAR CONVERSION SERVICES.

We compete with many providers of EDGAR conversion services. Because our market poses no substantial barriers to entry, we expect this competition to continue to intensify. The types of companies with which we compete include:

•

large financial printers, such as Bowne and RR Donnelly, which offer EDGAR conversion as part of their suite of services;

•

companies such as Advanced Computer Innovations, Inc. that offer EDGAR conversion services and sell conversion software;

•

law firms that provide EDGAR conversion services to the their SEC reporting clients;

•

web-based providers of EDGAR conversion services such as EDGARfilings, Ltd.; and

•

start-up companies entering the market

Our future success will depend on our ability to increase and enhance our market position by: (1) upgrading our conversion software to add value to our conversion services (2) keeping our pricing models on par with those of our competitors and (3) increasing our online visibility.

Many of our existing competitors, as well as a number of potential competitors, have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than we do. This may enable them to respond more quickly to new or emerging technologies and changes in the types of services sought by users of EDGAR-based conversion services, or to devote greater resources to the development, promotion and sale of their services than we can. These competitors and potential competitors may be able to undertake more extensive marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential employees and companies and individuals subject to the SEC’s reporting obligations. Our competitors may also develop services that are equal or superior to the services offered by us or that achieve greater market acceptance than our services. In addition, current and prospective competitors may establish cooperative relationships among themselves or with third parties to improve their ability to address the needs of our existing and prospective customers. If these events occur, they could have a materially adverse effect on our revenue. Increased competition could also result in price reductions, reduced margins or loss of market share, any of which would adversely affect our business, results of operations and financial condition. See "Description of Business” and "Competition."

We also believe our ability to compete depends on a number of factors outside of our control, including:

•

the prices at which others offer competitive services, including aggressive price competition and discounting;

•

the ability and willingness of our competitors to finance customers' filing requirements;

•

the ability of our competitors to undertake more extensive marketing campaigns than we can;

•

the extent, if any, to which our competitors develop proprietary tools that improve their ability to compete with us;

•

the ability of our customers to perform the services themselves; and

•

the extent of our competitors' responsiveness to customer needs.

In order to be competitive, we must have the ability to respond promptly and efficiently to the ever-changing marketplace.  We must establish our name as a reliable and constant source for professional conversion and transmission services. Any significant increase in competitors or competitors with better, more efficient services could make it more difficult for us to gain market share or establish and generate revenues.   We may not be able to compete effectively on these or other factors.

WE MAY NOT BE SUCCESSFUL IN INCREASING OUR BRAND AWARENESS WHICH WOULD ADVERSELY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Our future success will depend, in part, on our ability to increase the brand awareness of our website and the services we offer. If our marketing efforts are unsuccessful or if we cannot increase our brand awareness, our business, financial condition and results of operations would be materially adversely affected. In order to build our brand awareness, we must succeed in our marketing efforts, provide high quality services and increase traffic to our website. We intend to spend a significant portion of the proceeds of this offering to expand our marketing efforts as part of our brand-building efforts. These efforts may not be successful which could have an adverse effect on our business, results of operations and financial condition.

WE MAY NOT BE SUCCESSFUL IN DEVELOPING NEW AND ENHANCED SERVICES AND FEATURES.

Our market is characterized by rapidly changing technologies, evolving industry standards, frequent new product and service introductions and changing customer demands. To be successful, we must adapt to our rapidly changing market by continually enhancing our existing services and adding new services to address our customers' changing demands. We could incur substantial costs if we need to modify our services or infrastructure to adapt to these changes. Our business could be adversely affected if we were to incur significant costs without generating related revenues or if we cannot adapt rapidly to these changes.

Our business could also be adversely affected if we experience difficulties in introducing new or enhanced services or if these services are not favorably received by users. We may experience technical or other difficulties that could delay or prevent us from introducing new or enhanced services. Furthermore, after these services are introduced, we may discover errors in these services which may require us to significantly modify our software or hardware infrastructure to correct these errors.

OUR BUSINESS COULD BE ADVERSELY AFFECTED BY A DOWNTURN IN THE FINANCIAL SERVICES INDUSTRY.

We are dependent upon the continued demand for the distribution of business and financial information over the Internet, making our business susceptible to a downturn in the financial services industry. For example, a decrease in the number of individuals investing their money in the equity markets could result in a decrease in the number of companies deciding to become or remain public. This downturn could have a material adverse effect on our business, results of operations and financial condition.

OUR BUSINESS WOULD BE ADVERSELY AFFECTED IF WE ARE NOT ABLE TO CREATE AND DEVELOP AN EFFECTIVE DIRECT SALES FORCE.

Because a significant component of our growth strategy relates to increasing our revenues through the provision of EDGAR conversion and transmission services to companies and individuals subject to the SEC disclosure and reporting requirements, our business would be adversely affected if we were unable to develop and maintain an effective sales force to market our services to this customer group. We currently do not employ any sales staff to sell our services, which could have a material adverse effect on our business, results of operations and financial condition.

WE MAY NOT BE ABLE TO SUCCESSFULLY MANAGE OUR GROWTH.

We could experience growth over a short period of time, which could put a significant strain on our managerial, operational and financial resources.  We must implement and constantly improve our certification processes and hire, train and manage qualified personnel to manage such growth. We have limited resources and may be unable to manage our growth. Our business strategy is based on the assumption that our customer base, geographic coverage and service offerings will increase. If this occurs it will place a significant strain on our managerial, operational, and financial resources.  If we are unable to manage our growth effectively, our business will be adversely affected. As part of this growth, we may have to implement new operational and financial systems and procedures and controls to expand, train and manage our employees, especially in the areas of EDGAR conversion and transmission. If we fail to develop and maintain our services and processes as we experience our anticipated growth, demand for our services and our revenues could decrease.

WE FACE A RISK OF SYSTEM FAILURE.

Our ability to provide EDGAR content on a real-time basis depends on the efficient and uninterrupted operation of our computer and communications hardware and software systems. These systems and operations are vulnerable to damage or interruption from human error, natural disasters, telecommunication failures, break-ins, sabotage, computer viruses, intentional acts of vandalism and similar events. Any system failure, including network, software or hardware failure, that causes an interruption in our service or a decrease in responsiveness of our Web site could result in an inability to transmit documents via EDGAR, reduced transmission turnaround, reduced revenue and harm to our reputation, brand and relations with advertisers. Our business, results of operations and financial condition could be materially adversely affected by any event, damage or failure that interrupts or delays our operations.

IF WE DO NOT SUCCESSFULLY ESTABLISH AND MAINTAIN OUR COMPANY AS A HIGHLY TRUSTED AND RESPECTED NAME FOR EDGAR CONVERSION AND TRANSMISSION SERVICES OR ARE UNABLE TO ATTRACT AND RETAIN CLIENTS, WE COULD SUSTAIN LOSS OF REVENUES, WHICH COULD SIGNIFICANTLY AFFECT OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

In order to attract and retain a client base and increase business, we must establish, maintain and strengthen our name and the services we provide. In order to be successful in establishing our reputation, clients must perceive us as a trusted source for quality services. If we are unable to attract and retain clients with our current marketing plans, we may not be able to successfully establish our name and reputation, which could significantly affect our business, financial condition and results of operations.

WE HAVE NOT BEGUN TO DESIGN ANY ADVERTISING OR MARKETING PROGRAMS AND IF WE FAIL TO ATTRACT CUSTOMERS TO USE OUR SERVICES, WE WILL NOT BE ABLE TO GENERATE REVENUES WHICH COULD SIGNIFICANTLY AFFECT OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

We plan to primarily target and market our services directly to senior executives of OTCBB companies. The Company’s primary marketing efforts will center on paid advertisements on the internet. We believe that building awareness of our conversion and transmission service will be critical in increasing our client base. We have not begun to design any online advertising and marketing programs and even if we are successful in designing these programs, we cannot assure you that we will be successful in attracting customers.  If we fail to attract customers to use our services, we will be unable to generate revenues, which could significantly affect our business, financial condition and results of operations.

THERE ARE RELATIONSHIPS WITHIN THE EDGAR INDUSTRY THAT MUST BE MAINTAINED, AND IF WE FAIL TO DEVELOP LONG-TERM RELATIONSHIPS WITH CUSTOMERS OUR SUCCESS WOULD BE JEOPARDIZED WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY'S BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

We anticipate that a majority of our business will be derived from repeat clients. Our future success depends to a significant extent on our ability to develop long-term relationships with publicly traded companies that will provide repeat business. Our inability to build long-term client relations or the inability of new or existing clients to be successfully serviced could result in a loss of future business which would harm our business.

GOVERNMENT REGULATION MAY IMPACT OUR OPERATIONS DUE TO CHANGES IN THE WAY THE SEC ACCEPTS ELECTRONIC FILINGS.

Our business is reliant on the manner in which documents are filed and transmitted with the SEC.  Any change in how documents are accepted for filing could cause our business to temporarily cease operations, as we make changes to conform to any new filing requirements.  This is especially relevant with the advent of IDEA, as the SEC begins to phase out the existing EDGAR database.  We plan on staying abreast of these changes.

 ANY TEMPORARY CESSATION IN OPERATIONS COULD CAUSE US TO LOSE CLIENTS.

Any temporary cessation in operations could cause the loss of current and prospective clients.  Our clients will not have the ability to delay filings and would seek services elsewhere causing us to lose revenue.  Investors would be at high risk to lose all of their investment should we have a temporary cessation of operations.

SMALL PUBLIC COMPANIES ARE INHERENTLY RISKY AND WE MAY BE EXPOSED TO MARKET FACTORS BEYOND OUR CONTROL. IF SUCH EVENTS WERE TO OCCUR IT MAY RESULT IN A LOSS OF YOUR INVESTMENT.

Managing a small public company involves a high degree of risk. Few small public companies ever reach market stability and we will be subject to oversight from governing bodies and regulations that will be costly to meet.  Our present officer has limited experience in managing a fully reporting public company, so we may be forced to obtain outside consultants to assist us with meeting these requirements.  These outside consultants are expensive and can have a direct impact on our ability to be profitable.  This will make an investment in our Company a highly speculative and risky investment.

WE WILL INCUR INCREASED COSTS AS A RESULT OF BECOMING A PUBLIC COMPANY.

We have plans to become a publicly traded company in the U.S. As a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and the National Association of Securities Dealers (the “NASD”). We expect these rules and regulations to increase our legal and financial compliance costs and to make some activities more time-consuming and costly. We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance, if we can obtain such insurance at all.  We may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar liability coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

RISKS RELATED TO OUR INDUSTRY

WE ARE DEPENDENT ON THE INTERNET INFRASTRUCTURE.

Our future success will depend, in significant part, upon the maintenance of the various components of the Internet infrastructure, such as a reliable backbone network with the necessary speed, data capacity and security, and the timely development of enabling products, such as high-speed modems, which provide reliable and timely Internet access and services. To the extent that the Internet continues to experience increased numbers of users, frequency of use or increased user bandwidth requirements, we cannot be sure that the Internet infrastructure will continue to be able to support the demands placed on it or that the performance or reliability of the Internet will not be adversely affected. Furthermore, the Internet has experienced a variety of outages and other delays as a result of damage to portions of its infrastructure or otherwise, and such outages or delays could adversely affect our Web site and the Web sites of our co-branded partners, as well as the Internet service providers and online service providers our customers use to access our services. In addition, the Internet could lose its viability as a commercial medium due to delays in the development or adoption of new standards and protocols that can handle increased levels of activity. We cannot predict whether the infrastructure and complementary products and services necessary to maintain the Internet as a viable commercial medium will be developed or maintained.

WE ARE SUBJECT TO UNCERTAIN GOVERNMENT REGULATION AND OTHER LEGAL UNCERTAINTIES RELATING TO THE INTERNET.

There are currently few laws or regulations that specifically regulate communications or commerce on the Internet. Any new laws or regulations relating to the Internet could adversely affect our business. In addition, current laws and regulations may be applied and new laws and regulations may be adopted in the future that address issues such as user privacy, pricing, taxation and the characteristics and quality of products and services offered over the Internet. For example, several telecommunications companies have petitioned the Federal Communications Commission to regulate Internet service providers and online service providers in a manner similar to long distance telephone carriers and to impose access fees on these companies. This could increase the cost of transmitting data over the Internet, which could increase our expenses and discourage people from using the Internet to obtain business and financial information. Moreover, it may take years to determine the extent to which existing laws relating to issues such as property ownership, libel and personal privacy are applicable to the Internet.

WE FACE WEB SECURITY CONCERNS THAT COULD HINDER INTERNET COMMERCE.

Any well-publicized compromise of Internet security could deter more people from using the Internet or from using it to conduct transactions that involve transmitting confidential information, such as stock trades or purchases of goods or services. Because a portion of our revenue is based on individuals using credit cards to purchase subscriptions over the Internet and a portion from advertisers who seek to encourage people to use the Internet to purchase goods or services, our business could be adversely affected by this type of development. We may also incur significant costs to protect against the threat of security breaches or to alleviate problems, including potential private and governmental legal actions, caused by such breaches.

RISKS ASSOCIATED WITH THIS OFFERING

THERE IS NO FIRM COMMITMENT TO PURCHASE THE SHARES OF COMMON STOCK BEING OFFERED, AND AS A RESULT INITIAL INVESTORS ASSUME ADDITIONAL RISK.

This is a best efforts, no minimum offering of shares of our common stock being conducted solely by certain members of our management.  There is no commitment by anyone to purchase any of the shares being offered.  We cannot give any assurance that any or all of the shares will be sold.  There is no minimum and we will retain any amount of proceeds received from the sale of the shares.  Moreover, there is no assurance that our estimate of our liquidity needs is accurate or that new business development or other unforeseen events will not occur, resulting in the need to raise additional funds.  As this offering is a best efforts financing, there is no assurance that this financing will be completed or that any future financing will be affected.  Initial investors assume additional risk on whether the offering will be fully subscribed and how the Company will utilize the proceeds.

OUR LACK OF BUSINESS DIVERSIFICATION COULD CAUSE YOU TO LOSE ALL OR SOME OF YOUR INVESTMENT IF WE ARE UNABLE TO GENERATE REVENUES FROM OUR PRIMARY SERVICES.

Our business consists of providing conversion and filing services to companies that are required to file electronic reports with the SEC through EDGAR, and in time, through IDEA. We do not have any other lines of business or other sources of revenue if we are unable to compete effectively in the marketplace. This lack of business diversification could cause you to lose all or some of your investment if we are unable to generate revenues since we do not expect to have any other lines of business or alternative revenue sources.

OUR BYLAWS AND THE NEVADA REVISED STATUTES CONTAIN PROVISIONS THAT LIMIT THE LIABILITY AND PROVIDE INDEMNIFICATION FOR OUR OFFICERS AND DIRECTORS.

Our bylaws provide that the officers and directors will only be liable to us for acts or omissions that constitute actual fraud, gross negligence or willful and wanton misconduct.  Thus, we may be prevented from recovering damages for certain alleged errors or omissions by the officers and directors for liabilities incurred in connection with their good faith acts for us.  Such an indemnification payment might deplete our assets.  Stockholders who have questions respecting the fiduciary obligations of our officers and directors should consult with independent legal counsel.  It is the position of the SEC that exculpation from and indemnification for liabilities arising under the Securities Act and the rules and regulations thereunder is against public policy and therefore unenforceable.

THE SECURITIES BEING OFFERED ARE RESTRICTED SHARES OF OUR COMMON STOCK AND AN INVESTMENT IN OUR COMMON STOCK WILL BE ILLIQUID.

We are offering shares of our common stock pursuant to an exemption from registration under the Securities Act which imposes substantial restrictions on the transfer of such securities.  All certificates which evidence the shares will be inscribed with a printed legend which clearly describes the applicable restrictions on transfer or resale by the owner thereof.  Accordingly, each investor should be aware of the long-term illiquid nature of his investment.  In no event may such securities be sold, pledged, hypothecated, assigned or otherwise transferred unless such securities are registered under the Securities Act and applicable state securities laws or we received an opinion of counsel that an exemption from registration is available with respect thereto.  Rule 144, the primary exemption for resales of restricted securities is only available for securities of issuers providing current information to the public.  While we will be required to make such information available should we conduct an initial public offering, and assuming such public offering is in fact successfully carried out, we do not currently make such information available precluding reliance on Rule 144.  Thus, each investor should be prepared to bear the risk of such investment for an indefinite period of time.  See the sections entitled “Description of Securities” and “Placement of the Offering”.

THERE IS CURRENTLY NO MARKET FOR OUR COMMON STOCK, AND WE DO NOT EXPECT THAT A MARKET WILL DEVELOP IN THE FORESEEABLE FUTURE MAKING AN INVESTMENT IN OUR COMMON STOCK ILLIQUID.

There is currently no market for our common stock.  We do not expect that a market will develop at anytime in the foreseeable future.  The lack of a market may impair the ability to sell shares at the time investors wish to sell them or at a price considered to be reasonable.  In the event that a market develops, we expect that it would be extremely volatile.

EVEN IF A MARKET DEVELOPS FOR OUR SHARES, OUR SHARES MAY BE THINLY TRADED WITH WIDE SHARE PRICE FLUCTUATIONS, LOW SHARE PRICES AND MINIMAL LIQUIDITY.

If a market for our shares develops, the share price may be volatile with wide fluctuations in response to several factors, including:

•

Potential investors’ anticipated feeling regarding our results of operations;

•

Increased competition;

•

Our ability or inability to generate future revenues; and

•

Market perception of the future of development of EDGAR filing services.

In addition, if our shares are quoted on the OTCBB, our share price may be affected by factors that are unrelated or disproportionate to our operating performance. Our share price might be affected by general economic, political, and market conditions, such as recessions, interest rates, or international currency fluctuations. In addition, even if our stock is approved for quotation by a market maker through the OTCBB, stocks traded over this quotation system are usually thinly traded, highly volatile and not followed by analysts. These factors, which are not under our control, may have a material effect on our share price.

WE ARBITRARY DETERMINED THE OFFERING PRICE AND THERE HAS BEEN NO INDEPENDENT VALUATION OF THE STOCK, WHICH MEANS THAT THE STOCK MAY BE WORTH LESS THAN THE PURCHASE PRICE.

The offering price of the shares of common stock has been arbitrarily determined without independent valuation of the shares by our management based on estimates of the price that purchasers of speculative securities, such as our common stock, will be willing to pay considering our nature and capital structure, the experience of the officers and directors and the market conditions for the sale of equity securities in similar companies.  The offering price of the shares bears no relationship to our assets, earnings or book value, or any other objective standard of value and thus the shares may have a value significantly less than the offering price and the shares may never obtain a value equal to or greater than the offering price. See the section entitled “Placement of the Offering” elsewhere in this memorandum.

YOU WILL INCUR SUBSTANTIAL AND IMMEDIATE DILUTION OF THE PRICE YOU PAY FOR YOUR SHARES IN THIS OFFERING.

The offering price of our common stock is substantially higher than the net tangible book value per share of the outstanding common stock issued after this offering.  Therefore, if you purchase shares of our common stock in this offering, you will incur substantial immediate dilution in the net tangible book value per share of common stock from the price you pay for such share.

As of September 30, 2008, the net tangible book value of our common stock was $21,891 or approximately $0.002 per share based upon 11,899,205 shares outstanding.

WE DO NOT ANTICIPATE DIVIDENDS TO BE PAID ON OUR COMMON STOCK AND INVESTORS MAY LOSE THE ENTIRE AMOUNT OF THEIR INVESTMENT.

A dividend has never been declared or paid in cash on our common stock and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares nor can we assure that stockholders will not lose the entire amount of their investment.

OUR EXECUTIVE OFFICER AND MAJORITY STOCKHOLDER MAY SIGNIFICANTLY INFLUENCE MATTERS TO BE VOTED ON AND THEIR INTERESTS MAY DIFFER FROM, OR BE ADVERSE TO, THE INTERESTS OF OUR OTHER STOCKHOLDERS.

The Company’s executive officer and majority stockholder control 100% of our outstanding common stock prior to this Offering.  Assuming the sale of 1,000,000 shares of our common stock, the Company’s executive officer and majority stockholder will control approximately 92% of the Company’s outstanding common stock.  Accordingly, the Company’s executive officer and majority stockholder possess significant influence over the Company on matters submitted to the stockholders for approval, including the election of directors, mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. This amount of control gives them substantial ability to determine the future of our Company, and as such, they may elect to close the business, change the business plan or make any number of other major business decisions without the approval of shareholders. The interest of our majority stockholders may differ from the interests of our other stockholders and could therefore result in corporate decisions that are adverse to other stockholders.

WE HAVE SOUGHT OR INTEND TO SEEK AN EXEMPTION IN MULTIPLE STATES FOR THIS OFFERING; HOWEVER, THERE CAN BE NO ASSURANCE THAT AN INVESTOR IN THIS OFFERING WILL HAVE A SIMILAR EXEMPTION COVERING THEIR RESALE AND WE DO NOT CURRENTLY  HAVE PLANS TO QUALIFY ANY RESELLS IN ANY STATE.

For this offering, we have sought or intend to seek in multiple states an exemption from registration for securities offered and sold under Rule 506 of Regulation D of the Securities Act.  There can be no assurance that a subscriber to this offering will have a state exemption for their resale.  We do not currently have plans to qualify any resells in any state.  In the event that a subscriber to this offering does not have available a state exemption for the transfer of his shares and we have not qualified such transfers in the state, the subscriber will not be able to transfer his shares.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This memorandum includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may affect our actual results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.  In some cases you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “would”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “continue”, or the negative of such terms or other similar expressions.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this memorandum.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this memorandum might not occur.

USE OF PROCEEDS

We intend to use the net proceeds of this offering to fund working capital including, but not limited to, marketing and advertising, and investment in technology (specifically software upgrades as IDEA phases out EDGAR) to enhance our infrastructure.  The table below depicts how we plan to utilize the proceeds in the event that 15%, 25%, 50%, 75% and 100% of the shares in this offering are sold; however, the amounts actually expended for working capital as well as other purposes may vary significantly and will depend on a number of factors, including the amount of our future revenues and the other factors described under “Risk Factors.”  Accordingly, we will retain broad discretion in the allocation of proceeds of this offering.

	Shares Sold

Purpose	150,000	250,000	500,000	750,000	1,000,000

Marketing and Advertising	$ 1,500	$ 3,500	$ 13,500	$ 20,000	$ 28,000
Conversion Software Upgrade	0	2,500	2,500	3,000	3,000
General and Administrative	1,000	1,500	4,000	5,500	6,000
Independent Contracts / Personnel	0	0	0	4,000	8,000
Net Proceeds (1)	$ 2,500	$ 7,500	$ 20,000	$ 32,500	$ 45,000

(1)

After deducting expenses of $5,000, which we estimate that we will incur in connection with the offering, including but not limited to, legal fees, accounting fees, printing costs and state and federal filing fees, if any.

DIVIDEND POLICY

We have never declared or paid cash dividends. We intend to retain earnings, if any, to support the development of the business and therefore, do not anticipate paying cash dividends for the foreseeable future. Payment of future dividends, if any, will be at the discretion of our board of directors after taking into account various factors, including current financial condition, operating results and current and anticipated cash needs.

DILUTION

Our net tangible book value as of September 30, 2008 was $21,891or $.002 per share of common stock.  Net tangible book value per share represents the amount of total tangible assets less total liabilities, divided by the shares of common stock outstanding as of September 30, 2008.  The net tangible book value as of September 30, 2008, to reflect the issuance and sale of all of the shares offered at $.05 per share and deductions for estimated offering expenses estimated at $5,000, was $45,000 or $.045 per share.  This represents an immediate increase in net tangible book value of $.0003 per share to existing stockholders and an immediate dilution of $.04 per share to new investors.  The following table illustrates this per share dilution.

Offering price per share		$0.05

Net tangible book value per share at September 30, 2008	$0.002
Increase in the net tangible book value per share	$0.003
Attributable to existing shareholders

Net tangible book value after this offering (adjusted)		$0.005

Dilution per share to new investors		$0.04

DESCRIPTION OF BUSINESS

Overview

EDGAR and Industry Background

The SEC has established a program for the electronic filing of documents under the federal securities laws, EDGAR.  EDGAR performs automated collection, validation, indexing, acceptance, and forwarding of submissions by companies and others who are required by law to file forms with the SEC.  Its primary purpose is to increase the efficiency and fairness of the securities market for the benefit of investors, corporations, and the economy by accelerating the receipt, acceptance, dissemination, and analysis of time-sensitive corporate information filed with the agency.  This program requires participants or their agents to file disclosure information with the SEC in an electronic format rather than by traditional paper filing.  The electronic format, HTML or ASCII, and now XBRL, includes additional submission information and coding tags within the document for aid in the SEC’s analysis of the document and in the retrieval by the public.  These electronically formatted documents are generally delivered by direct telecommunications, but may be delivered on magnetic computer tape or by diskette.

The SEC began the development of EDGAR with a pilot program in 1984.  Through a phase-in schedule, the SEC assigned one of ten dates by which all public companies must start filing disclosure documents through the EDGAR system, which began April 26, 1993.  All publicly-held companies were expected to be required to file disclosure documents through EDGAR by May 1996, according to the phase-in schedule. As of that date, all public domestic companies were required to make their filings on EDGAR, except for filings made in paper because of a hardship exemption.  In May 1999, the EDGAR system began accepting filings in .html (hyper text markup language) format, which allowed filers to maintain the look and feel of the original document, instead of the typewriter style ASCII format.  At the same time, the EDGAR system also allowed the use of “unofficial” PDF (portable document format) exhibits to filings.

In addition, OTCBB companies file registration statements and other required disclosure documentation with the SEC via EDGAR.  Non-reporting companies, whose securities were already quoted on the OTCBB on January 4, 1999, were phased into compliance with the new NASD requirements in June 2000, and companies out of compliance were delisted until they became fully reporting.

Principal Products or Services and Their Markets

The principal business of Securitas is to service clients subject to the SEC’s federally mandated reporting disclosure obligations with their EDGAR filing obligations. We provide data conversion and transmission services to companies and individuals that are required, pursuant to federal securities laws, to electronically file annual, quarterly and event specific reports, prospectuses, registration statements, and other documents with the SEC via EDGAR. EDGAR performs automated collection, validation, indexing, acceptance, and forwarding of submissions and its primary purpose is to increase the efficiency and fairness of the securities market for the benefit of investors, corporations, and the economy by accelerating the receipt, acceptance, dissemination, and analysis of time-sensitive corporate information filed with the agency.

The SEC currently requires public companies to file disclosure information with the SEC in an electronic format rather than traditional paper filing.  The electronic format, usually in HTML or ASCII, and now XBRL, includes additional submission information and coding tags within the document for aid in the SEC’s analysis of the document and in the retrieval by the public.   EDGAR allows registrants to file, and the public to retrieve, disclosure information electronically. Securitas converts client documents into one of the acceptable electronic formats and transmits these converted documents with the SEC via secure telecommunication.

IDEA – Launch of New Paradigm

The SEC recently unveiled the successor to EDGAR. The new system, Interactive Data Electronic Applications (“IDEA”), will give investors faster and easier access to key financial information about public companies and mutual funds.

IDEA will at first supplement, and then eventually replace the EDGAR system, which will become an archive of SEC filings made prior to the new era of financial reporting in interactive data format. The SEC has formally proposed requiring U.S. companies to provide financial information using interactive data beginning as early as 2009, and separately has proposed requiring mutual funds to submit their public filings using interactive data.

The decision to replace EDGAR marks the SEC’s transition from collecting government-prescribed forms and documents to making the information itself freely available to investors in a user-friendly format they can readily use. Instead of sifting through one form at a time in EDGAR, investors will be able to utilize interactive data to instantly search and collate information to generate reports and analysis from thousands of companies and forms through IDEA.

The ease with which interactive data will make financial information more readily available also is expected to generate many new Web-based services and products for investors. IDEA’s launch represents a fundamental change in the way the SEC collects and publishes company and fund information.

Interactive data means giving investors quicker access to the information they want in a form that's easily used; helping companies prepare the information more quickly and more accurately; and helping knowledge capital keep up with financial capital, as both flow more quickly around the world.

Today, financial information publishers offer a wealth of data about stocks, bonds and mutual funds. Unfortunately, investors who seek specific information directly from the source must often manually search lengthy corporate annual reports or lengthy mutual fund documents. Even if these documents are online, they offer limited search capability. Meanwhile, companies use thousands of spreadsheets and hours to manually convert information from their internal systems into government-prescribed formats; the need to search for and extract particular information in such documents can be time consuming.

Interactive data pinpoints the facts and figures trapped in lengthy disclosure documents, allowing investors to immediately cull out exactly the information they want, and instantly compare it to the results of other companies, performance in past years, industry averages. As more companies embrace interactive data, sophisticated analysis tools now used by financial professionals could become available to the average investor. Meanwhile, for the financial pros and financial publishers, analyzing companies could become cheaper and easier, as inputting and re-keying costs are lower and resources are freed to focus on creating better analytical tools. As with any conversion from manual to automated processes, replacing document-based reporting with data-based reporting also promises tremendous cost savings to any company that undertakes it.

Investors and others who currently use EDGAR will be able to continue doing so for the indefinite future. During the transition to IDEA, investors will be able to take advantage of new interactive, IDEA-like features that will be grafted onto EDGAR in the short run. This will make it possible for investors to tap IDEA’s advanced search capabilities, and to use the information from EDGAR within spreadsheets and analytical software – something that was never possible with EDGAR. The EDGAR database also will continue to be available as an archive of company filings for past years.

How We Generate Revenue

Securitas is a full-service EDGAR filing company that files EDGAR reports on behalf of public companies with the SEC.  The scope of our work is as follows:

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applying for EDGAR access codes (CIK, CCC, and Passwords) for clients;

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conversion of documents to acceptable EDGAR formats;

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electronic transmission of the converted documents with the SEC via EDGAR.

Securitas' EDGAR filing services offer completely integrated filing solutions to securely manage the receipt, conversion and transmission of our clients non-publicly disclosed documents and communications. In addition to prompt response and turnaround time, accuracy, and cost-effective EDGAR filing solutions, we provide value by ensuring that information is only accessible to the right people, at the right time, in real time.

We provide our clients with a secure, reliable, fast and cost-efficient service to file documents with the SEC.  We currently utilize software to automate the conversion process.  The use of this software eliminates a significant portion of labor that would otherwise be required without the software.  Much of the work that we do involves editing and formatting the word processor and spreadsheet documents for conversion, so that the software can convert the formatted documents into an acceptable EDGAR format.

Management believes that public companies using our services will have the opportunity to receive all of the advantages of using a much larger filing agent, while keeping costs and fees to a minimum.  We deal primarily with small issue publicly traded companies, and we often deal directly with the key executives of the companies we represent.  Dealing with small companies and directly with key executives of these companies has enabled us to build solid relationships with these companies and their service providers (legal, accounting, consulting, etc.).  These relationships should be beneficial in helping us to expand our client base in the future.

Distribution Methods of Securitas Services

Our Company has one primary revenue stream; generating revenue from converting documents for companies that need to file electronically through the EDGAR system.  Our fee structure for these services is by-the-page, and focuses primarily on registration statements, quarterly and annual filings, and Section 16 filings for company officers and directors including, but not limited to:  Forms 3, 4, 5, 8-A, 10, 10-SB, 10-Q, 10-QSB, 10-K, 10-KSB, 8-K, 20-F, S-1, SB-2, S-3, S-4, S-8, and 144.

For each small client (existing publicly traded companies) that Securitas is able to sign, we can generate approximately $1,000 to $2,500 in annual revenues, due to the filing of each client’s quarterly and annual SEC regulatory filings.  This range is based on the Company’s current basic fee structure, in which we charge $10 for each regular page we convert to EDGAR form, and $3 for each table.  We also charge additional fees for live, not test, filings, document editing work, including HTML source code, rush or expedited services, and other reports and amended filings.  In addition, for new company clients (companies that are in the process of going public), we can generate anywhere from $1,000 to $5,000 in initial revenues, assisting these companies with their filing requirements through the going public stage.

It must be noted, however, that many companies may wish to electronically file documents in-house, or may turn to other sources to file their EDGAR documents, which in turn, may detrimentally impact our anticipated revenue sources.  As such, the Company’s industry segment is characterized reoccurring revenues. Though we have not fully implemented our new direct marketing plan, we strive to maintain a good working relationship with our existing client base, and build prospect leads from these relationships.

The SEC filing process is very time sensitive, and the repercussions from late SEC filings can be significant.  Our reputation publicity is dependent on our meeting client expectations and delivering timely and accurate services.  It is critical that our quality of service meets client expectations in order for us to retain existing clients and to obtain new clients.

The Company’s Growth Strategy

In addition to implementing a targeted direct marketing plan towards small issue OTCBB companies, via direct mailings, and e-mail and telephone solicitations, and growing our referral client base with existing service providers, we plan to search for ways to expand our Company’s internet presence via online search engine optimization to increase traffic to the Company website.  Search engine optimization would provide us with a targeted advertising solutions to reach and promote our EDGAR filing services with qualified customers.

In addition, we believe that there is an opportunity for a publicly traded SEC Registered Filing Agent company to acquire several smaller and more established EDGAR filing agents in consolidation, due to the highly fragmented nature of the EDGAR filing business. In addition to a roll-up strategy, we would also consider a merger, acquisition, joint venture, strategic alliance, a roll-up, or other business combination to increase business and potentially increase the liquidity of the Company.

Our Competition

In order to compete effectively in the highly fragmented, high-volume EDGAR filing industry, a company must understand and be able to immediately respond to customer needs. Many of our competitors have greater financial resources, enabling them to finance acquisition and development opportunities or develop and support their own operations. In addition, many of these companies can offer bundled, value-added, or additional services we don’t provide. Many of our competitors may also have greater name recognition. Our competitors may have the luxury of sacrificing profitability in order to capture a greater portion of the market. They may also be in a position to pay higher prices than we would for the same acquisition opportunities. Consequently, we may encounter significant competition in our efforts to achieve our internal and external growth objectives.  Many of our competitors have established methods of operation that have proven over time to be successful.

Dependence on Limited Customers

We currently rely on a limited number of customers for our business. We expect to increase our customer base once our revised business and marketing plans are implemented. While our target markets are limited, we may rely on just a few small companies for the majority of our business.  At the present time we have a limited number of small company clients in our client base.  We plan to expand our business in the coming year, and our marketing plan calls for us to sign one (1) new client per month.

Need for Government Approval of Principal Products or Services

None of the services we offer require specific government approval.  We must obtain special codes from the Securities and Exchange Commission annually to act as an independent filer agent.  There are no special requirements that are necessary to obtain these codes.

Employees

On January 1, 2007, the Company entered into an employment agreement with Jeremy Pearman to serve as its Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, President and Secretary.  The agreement shall continue for a term of twenty-four months and shall be renewed annually thereafter unless terminated by the Company or Mr. Pearman.  Mr. Pearman currently provides all of the labor necessary to support our EDGAR filing operation. Under the terms of the agreement, Mr. Pearman does not currently receive a salary, and has decided to forego salary until the Company generates enough revenue and profits to support a salary. At a future date, dependent upon favorable market demand and stable revenues, the Company may negotiate with Mr. Pearman for compensation for his services. At present, Mr. Pearman devotes at least 20 hours per week to our business, though these hours increase around filing deadlines.

In an effort to expand our existing client base, the Company employed a Director of Business Development, who was in charge of all sales and marketing operations for the Company, for the 4th Quarter of 2007. However, by mutual agreement, this individual is no longer employed with the Company, and we do not have any plans to hire any additional employees in the near future, until such time as additional staff is required to support our operations.  Mr. Pearman currently handles all sales and marketing operations for the near future, though we may explore the possibility of hiring a part-time marketing and sales director as we expand our operations.

Significant Purchases of Plant and Equipment

We do not anticipate any significant purchases of plant and equipment in the near future.  Our main tools for work production are computers, Internet access, and special EDGAR conversion software.  At this time, we have the computers, Internet capabilities, and software necessary to provide high quality services to our clients.  With the advent of IDEA by the SEC in the near future, and the new emphasis on interactive date (XBLR), we expect to upgrade our software to keep abreast of these changes.  Some of the proceeds from this offering will be used to make these upgrades.

 Liquidity & Capital Resources

As of September 30, 2008 our total current assets were $19,557, which consisted of $16,312 in cash, $2,892 in customer accounts receivable and $353 in sundry current assets.  We had liabilities consisting of $64 in accounts payable and $3,250 in loans payable to a stockholder as of September 30, 2008 and our total working capital was $16,243.  We expect to incur losses over the next twelve months.

PROPERTY

Securitas’ principal office is located at 35 Meadow Street, Suite 308, Brooklyn, NY 11206.  On August 1, 2008 we entered into a one-year renewable lease for this space for $850.00 per month. The sublease agreement also provides that we are responsible for one hundred percent (100%) of monthly office expenses. The lease expires on July 31, 2009 and is renewable for an additional year. The Company believes that this space will be sufficient for its needs for the period ending July 31, 2009 or until such time as Company growth necessitates the need to find larger office space. At such time, Securitas does not anticipate purchasing any real estate, nor, does it anticipate purchasing any real property for its office.

LEGAL PROCEEDINGS

No proceedings are pending to which the Company or any of its property is subject, nor to the knowledge of the Company, are any such legal proceedings threatened against the Company.

MANAGEMENT

Executive Officer and Director

Our executive officer and director, and his age and positions as of the date of this memorandum, are as follows:

Name	Age	Position
Mr. Jeremy B. Pearman	35	CEO, CFO, PAO, President, Secretary, Director

Jeremy B. Pearman was elected on January 1, 2007 to serve as our CEO, CFO, PAO, President, Secretary and Director of Securitas. Contemporaneous with Securitas, beginning December, 2003 through Present, Mr. Pearman has served as President of J.B. Pearman Enterprises, LLC, a real estate investment and development company in Louisville, KY.  Mr. Pearman earned his B.S. and M.B.A. degrees from Washington University in St. Louis, his JD degree from the Boston University School of Law, and his LLM degree in taxation from the Georgetown University Law Center.

EXECUTIVE COMPENSATION

On January 1, 2007, the Company entered into an employment agreement with Jeremy Pearman to serve as its Chief Executive Officer, Principal Accounting Officer, President and Secretary.  The agreement shall continue for a term of twenty-four months and shall be renewed annually thereafter unless terminated by the Company or Mr. Pearman.  Under the terms of the agreement, Mr. Pearman does not currently receive a salary. At a future date, dependent upon favorable market demand and stable revenues, the Company may negotiate with Mr. Pearman for compensation for his services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this memorandum, the number of shares of common stock owned of record and beneficially by executive officers, directors, persons who hold 5% or more of our outstanding common stock, and by all officers and directors as a group:

	Number of Shares	Percentages
Name and Address (1)(2)	Owned Beneficially	Before Offering	After Offering

Kwajo M. Sarfoh	8,353,750	70.0%	65.0%
Jeremy B. Pearman	3,545,455	30.0%	27.0%
All officers and directors as a group	11,899,205	100.0%	92.0%

(1)

The persons named in the above table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Business Address is 35 Meadow Street, Suite 308, Brooklyn, NY 11206.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Merger Agreement entered into between SEFLLC and Securitas, the 8,181,503 outstanding Membership Interests held by Mr. Sarfoh, our founder, immediately prior to the merger were, by virtue of the merger, converted into an equivalent percentage of common stock of Securitas for a total of 8,181,503 shares.  The 8,181,503 Membership Interests had been initially issued to Mr. Sarfoh in consideration for $32,706 Mr. Sarfoh had contributed to SEF LLC. Accordingly, on January 1, 2007, the Company issued 8,181,503 restricted shares of the Company’s common stock, par value $.001, to Kwajo Sarfoh.

On July 1, 2007, the Company issued an additional 172,247 restricted shares of the Company’s common stock, par value $.001, to Mr. Sarfoh in consideration for $689 Mr. Sarfoh contributed to the Company.

On that same day, July 1, 2007, the Company issued 3,545,455 restricted shares of the Company’s common stock, par value $.001, to Mr. Pearman in consideration for $19,500 Mr. Pearman contributed to the Company.

As of March 1, 2009, our officer and founder own more than 10% each of the Company, and together this group controls 100% of the common stock of the Company.

DESCRIPTION OF CAPITAL STOCK

We have authorized capital stock consisting of 50,000,000 shares of common stock, $.001 par value per share.

Common Stock

We are authorized to issue 50,000,000 shares of common stock, par value $0.001 per share.  As of March 1, 2009, we had 11,899,205 shares of common stock issued and outstanding. All of these shares are validly authorized and issued, fully paid, and nonassessable.

The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. Holders of our common stock are entitled to receive ratably dividends as may be declared by our board of directors out of funds legally available for such purpose. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in all assets remaining, if any, after payment of liabilities. Holders of our common stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares.

Registration Rights

We have agreed to provide certain registration rights with respect to the shares of our common stock purchased in this offering.  We plan to file a registration statement within 45 days of closing this offering. See the Registration Rights Agreement attached hereto as Exhibit B.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our common stock could adversely affect prices of our common stock prevailing from time to time, and could impair our ability to raise capital through the sale of equity securities.

Upon completion of this offering, assuming the sale of 1,000,000 shares, there will be 12,899,205 shares of common stock outstanding.  All of the shares sold in this offering will be issued pursuant to exemptions from registration under the Securities Act.  All such shares will constitute restricted securities as that term is defined by Rule 144 of the Securities Act and will bear appropriate legends, restricting transferability.

Restricted securities may not be sold except pursuant to an effective registration statement filed by the Company or an applicable exemption from registration, including an exemption under Rule 144 promulgated under the Securities Act.

In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated), other than a person who has been an affiliate of the Company within a 90-day period prior to the date of sale, who owns shares that were purchased from us (or any affiliate), may sell such shares after a holding period of at least six months in compliance with the applicable requirements of Rule 144.  Following a holding period of one year, non-affiliates may sell shares subject to reduced requirements as set forth in Rule 144.  Affiliates of the Company are subject to similar restrictions, together with certain additional restrictions that they will only be entitled to sell within any three-month period a number of shares that does not exceed 1% of the then outstanding shares of our common stock.  Additional requirements are also applicable to Affiliate sales following a holding period of one year.  Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us.

As of the date of this memorandum, all of the currently issued and outstanding shares have been held by our shareholders for at least six months and therefore should be considered to be eligible for sale in compliance with the terms, conditions and requirements of Rule 144.

PLACEMENT OF THE OFFERING

Our officers and directors will sell or arrange for the sale of the shares of our common stock being offered herein.  The shares will be offered on a “best-efforts”, no minimum basis.  The offering will remain open until September 30, 2009 unless the offering is completed or terminated earlier in our sole discretion.   We may extend the offering for an additional ninety (90) days in our sole discretion.  Our officers and directors will not receive any sales commissions or compensation, other than their regular salary or fee, if any, for shares of our common stock sold by them.

The shares are offered by us subject to prior sale, subject to certain conditions including prior approval of certain legal matters by our counsel, subject to our right to accept or reject subscriptions in our sole discretion and subject to withdrawal or modification of such offer without notice.

Prior to the offering, there has been no public market for our common stock and no such market is expected to develop with respect to our common stock unless and until we complete a public offering, if ever.  We determined the price of $.05 per share of our common stock in this offering. The factors which we considered in determining the offering price include, among others, our past, present and projected results of operations, the future prospects for the industry in which we compete and/or propose to compete, the quality of our management, the current market prices of similar securities of early-stage companies and the general condition of the securities markets at the time of the offering, as well as the information generally set forth in this memorandum regarding us.  The offering price however, should not be considered as an indication of the actual value of our common stock.  After completion of this offering, the market price of our common stock is subject to change as a result of market conditions and other factors.  An investor in shares of our common stock in this offering will incur substantial and immediate dilution in the net tangible book value per share of common stock from the price they pay for such share.  See the section entitled “Risk Factors, Risk Related to This Offering” elsewhere in this memorandum.

Each prospective investor must complete and submit the Subscription Agreement, and Purchaser Representative Questionnaire, if applicable, both of which are included in Exhibit A attached hereto.

LEGAL MATTERS

The validity of the shares of common stock offered hereby will be passed upon by Robert Diener, Esq.

EXPERTS

Paritz & Company, P.A., has audited our financial statements for the years ended December 31, 2007 and 2006 and has reviewed the balance sheet of Securitas as of September 30, 2008, and the related statements of loss, stockholders’ deficiency and cash flows for the period from December 31, 2007 to September 30, 2008, as set forth in their report.

ADDITIONAL INFORMATION

This memorandum does not contain all of the information with respect to the various agreements and other documents referred to herein.  The delivery of this memorandum at any time does not imply that the information contained herein is correct as of any time subsequent to the date hereof.  For further information with respect to us and the shares of common stock being offered hereby, any prospective purchaser should contact Mr. Pearman at Securitas EDGAR Filings, Inc., 35 Meadow Street, Suite 308, Brooklyn, NY 11206, or at (718) 386-0230, or (502) 500-0091.

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